Exhibit 32.1

Exhibit 38                       CERTIFICATION

                            Certification Pursuant to
                               Section 906 of the
                           Sarbanes-Oxley Act of 2002

      The undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of Mediscience Technology Corp. (the "Company"), that, to his knowledge, the Annual Report of the Company on Form 10-KSB for the fiscal year ended February 29, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 7, 2004


                                          Name: ss Peter Katevatis
                                          Title: Peter Katevatis Chairman, CEO


                                                                              63